EnerCom’s The Oil & Gas Conference Dave Schulte, President, Chairman and CEO August 13, 2019 1

Disclaimer This presentation contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Other than as required by law, CorEnergy does not assume a duty to update any forward- looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants. 2

Infrastructure assets have desirable investment characteristics Infrastructure REIT Strategy Overview • Infrastructure assets are essential for our customers’ operations to produce revenue • CorEnergy’s triple-net leases and other contracts generate operating expense for our tenants • Total long-term return to stockholders of 8-10% on assets from base rents, plus acquisitions & participating rents • Growing CorEnergy through disciplined acquisitions that are accretive to AFFO and dividends per share Asset Fundamentals Investment Characteristics • Long-lived assets, critical to tenant operations • High cash flow component to total return • High barriers to entry with strategic locations • Attractive potential risk-adjusted returns • Contracts provide predictable revenue • Diversification vs. other asset classes • Limited sensitivity to price/volume changes • Potential inflation protection 3

Energy infrastructure is utility-like 2 1 OFFSHORE PLATFORM REIT qualifying assets include wires, pipes, storage and offshore platforms (Yellow flags represent assets currently owned or previously owned by CORR) (1) Portland Terminal sold December 2018 (2) EIP sold April 2015 4

Portfolio of essential assets CorEnergy assets critically support our partners in conducting their businesses in the U.S. energy industry Purchase T ype Asset Description Price Location Pinedale Liquids Liquids gathering, processing & storage system for Upstream $228MM WY Gathering System condensate & water production Grand Isle Gathering Subsea to onshore pipeline & storage terminal for oil & Midstream $245MM GoM-LA System water production Midstream MoGas Pipeline Interstate natural gas pipeline supplying utilities $125MM MO-IL Natural gas utility supplying end-users at Fort Leonard Downstream Omega Pipeline $6MM MO Wood 5

Increasing opportunities for CorEnergy’s pipeline Oil and gas companies are: • limiting activity based on operational cash flow • employing creative alternative financing U.S. Rig Count1 Where are producers planning to source capital in 2018-2019?2 …Oil and gas companies are willing to sell low-returning infrastructure to fund high-returning growth initiatives (1) Baker Hughes North American Rig Count, July 31, 2019 (2) Haynes and Boone, LLP Borrowing Base Redeterminations Survey, April 10, 2018, September 26, 2018, and March 12, 2019 6

Convertible Debt Offering Extended Maturities and Enhanced Liquidity

- On August 7, 2019, CORR announced and priced a Senior Convertible Note offering under a private placement
  - $100 million offering, with an initial purchasers' option for up to an additional $20 million
  - Due August 2025 (6 years)
  - 5.875% interest rate
  - Conversion price of $50.00 per share

- Use of Proceeds:
  - Repurchase outstanding 7% Senior Convertible Notes, due 2020
    - ~$64 million principal amount repurchased with a combination of cash and stock
  - General corporate purposes, such as:
    - Possible redemption of preferred equity and / or project-level debt

Capitalization		
($ in millions)	**June 30, 2019**	**As Adjusted[1]**
Secured Credit Facilities, gross of issuance	$35.7	$35.7
7% Senior Convertible Notes due 2020, proceeds gross of fees	$69.6	$5.7
5.875% Senior Convertible Notes due 2025, proceeds gross of fees	$0.0	$100.0
Total Debt	**$105.3**	**$141.4**
Preferred Stock	$125.5	$125.5
Common Stock	$349.2	$378.4
Total Equity	**$474.7**	**$503.9**
Total Capitalization	**$580.0**	**$645.3**

Liquidity		
(in millions)	**June 30, 2019**	**As Adjusted[1]**
Cash	$58.8	$96.7
Revolver availability	123.2	123.2
Total liquidity	**$182.0**	**$219.9**

1) As adjusted includes base offering of $100 million of new 5.875% Senior Convertible Notes and the repurchase of ~$64 million principal amount of outstanding 7% Senior Convertible Notes. Estimated common equity and / or cash balance may be further affected when final exchange agreements for 7% Notes are settled on August 15, 2019.

CORENERGY

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Durable revenues + low leverage = dividend stability • Lease payments produce predictable cash flows • Assets are critical to tenant revenue production • Lease expense is an operating cost (not a financing cost) • Lease payments have been made during bankruptcy • Results in utility-like consistency of revenue for CORR • Conservative leverage profile & multiple capital sources • We believe the $3.00 annualized dividend is a sustainable payout • Dividends are based solely on minimum rents • CorEnergy retains debt repayment and reinvestment capital prior to dividend payment • Upside from portfolio growth and participating rents Energy REIT provided a new business model in 2012: Investor friendly access to infrastructure assets 8

APPENDIX 9

CorEnergy Senior Management



Dave Schulte

Chairman, Chief Executive Officer & President

Mr. Schulte has over 25 years of investment experience, including nearly 20 years in the energy industry. Previously, Mr. Schulte was a co-founder and Managing Director of Tortoise Capital Advisors, an investment advisor with $16 billion under management. and a Managing Director at Kansas City Equity Partners (KCEP). Before joining KCEP, he spent five years as an investment banker at the predecessor of Oppenheimer & Co.



Jeff Fulmer

Executive Vice President

Mr. Fulmer is a petroleum engineer and professional geologist with more than 30 years of energy industry experience. Prior to joining CorEnergy, Mr. Fulmer spent six years as a Senior Advisor with Tortoise Capital Advisors, led a post 9/11 critical infrastructure team for the U.S. Department of Defense, and held leadership and technical positions with Statoil Energy, ARCO Oil and Tenneco Oil Exploration and Production.



Rick Kreul

President, MoGas, LLC & MoWood, LLC

Mr. Kreul, a mechanical engineer with more than 35 years of energy industry experience, serves as President of CorEnergy's wholly-owned subsidiaries, MoWood, LLC and MoGas Pipeline, LLC. Previously, Mr. Kreul served as Vice President of Energy Delivery for Aquila, Inc., Vice President for Inergy, L.P., and various engineering and management roles with Mobil Oil.



Jeff Teeven

Vice President, Finance

Mr. Teeven has more than 20 years of experience in private equity management and mergers and acquisitions in multiple sectors including energy. He served as a founding partner of Consumer Growth Partners, a private equity firm focused on the specialty retail and branded consumer products sectors, as well as 10 years with Kansas City Equity Partners (KCEP).



Rick Green

Chairman Emeritus

Mr. Green has spent more than 30 years in the energy industry, with 20 years as CEO of Aquila, Inc., an international electric and gas utility business and national energy marketing and trading business. During his tenure, Mr. Green led the strategy and successful business expansion of Aquila, Inc. to a Fortune 30 company, valued at $13 billion.



Becky Sandring

Chief Accounting Officer, Executive Vice President, Secretary & Treasurer

Ms. Sandring has over 20 years of experience in the energy industry with expertise in business valuations, project and corporate finance, process efficiency and implementation of complex REIT and GAAP structures. Prior to CorEnergy, Ms. Sandring was a Vice President with The Calvin Group. From 1993-2008, Ms. Sandring held various roles at Aquila Inc, and its predecessors.



Sean DeGon

Vice President

Mr. DeGon is a chemical engineer with nearly 20 years of energy industry experience. Prior to joining CorEnergy in 2017, Mr. DeGon was a Director at IHS Markit where he led and participated in well over 100 consulting projects focused on liquid storage terminals, pipelines, refineries, processing facilities and other energy assets, primarily in the U.S. and the rest of the Americas.



Kristin Leitze

Controller

Ms. Leitze has nearly 15 years of experience in the accounting profession. Previously, Ms. Leitze was Director and Manager of SEC Reporting and Compliance at CVR Energy, a diversified holding company engaged in the petroleum refining and nitrogen fertilizer manufacturing industries. She is a C.P.A. and has served as an auditor with PricewaterhouseCoopers, LLP.

CORENERGY

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Pinedale Liquids Gathering System • $228 million asset critical to operation of Ultra Petroleum’s Pinedale, Wyoming natural gas field • 150 miles of pipeline, over 100 receipt points, 4 separation and storage facilities • Triple-net operating lease; Minimum rent of ~$21 million per year reflected as an operating expense on UPL’s Income Statement • Initial lease term: 15 years with renewals at FMV • Expected Economic Life: > 40 years remaining Pinedale Liquids Gathering System 11

Grand Isle Gathering System • $245 million midstream infrastructure asset on the Gulf of Mexico Shelf critical to Cox Oil operations (Cox acquired Energy XXI in October 2018) • Essential system to transport crude oil and produced water for large proven reserves • 137 miles of undersea pipeline and onshore terminal with separation, SWD and storage facilities • Triple-net operating lease; Avg. minimum rent of ~$40 million appeared on EXXI’s Income Statement as part of Gathering & Transportation Expenses • Initial lease term: 11 years with renewals at FMV • Expected Economic Life: > 20 years remaining 12

MoGas and Omega Pipelines • $125 million interstate natural gas pipeline operated by CorEnergy owned subsidiary • 263-mile pipeline connecting natural gas supply to St. Louis area and 17 smaller Missouri utilities, municipalities and industrial end-users • Only source of natural gas for the majority of customers served • Over 98% of revenue derived from fixed, take-or-pay transport contracts • Expected Economic Life: MoGas - indefinite; Omega - currently in the initial years of its 3rd 10-year contract term with the Department of Defense in supplying Fort Leonard Wood’s natural gas and distribution services Scott Pike Christia Ralls Monroe Chariton Randolph PEPL Connect Missouri Illinois Greene Audrain Pike REX Connect Macoupin Montgomery Saline Howard Curryville Compressor Calhoun Jersey Lincoln Boone Montgomery MRT Connect Cooper Bond Callaway Warren Madison ettis Saint Charles Saint Moniteau Saint Louis Louis City Clinton Cole Osage Morgan Gasconade Franklin Saint Clair Washington nton Monroe Jefferson Miller Maries Perry Camden Randolph Washington kory Crawford Pulaski Sainte Genevieve Phelps Saint Francois Perry Jackson Dallas Laclede Iron Dent Madison Reynolds B lli C Gi d 13

Energy Infrastructure Investment Vehicles Direct Investment Indirect / Investment Companies Closed End RIC-Structured Exchange- REITs C-Corporation Direct MLP Fund / Mutual Fund Traded Note Fund / ETF Regulated Tax Real Estate C-Corporation Partnership C-Corporation investment Varies Structure Investment Trust company Entity Level No Yes No Yes No No Tax Underlying Operating Operating MLPs and MLP Real Assets MLPs MLP index Exposure Businesses Businesses affiliates Federal tax Form 1099 Form 1099 Schedule K1 Form 1099 Form 1099 Form 1099 reporting Generates No No Yes No No No UBTI? Voting Yes Yes No Yes Yes Yes Rights Actively CEF & MF – Yes; Yes Yes Yes Yes No Managed? ETF – No 14

Differentiated and larger investor audience for REITs than MLPs Utility & REIT markets are larger and more institutional than MLP MLPs Midstream C-Corps REITs Utilities CorEnergy Market Cap: ~$275bn(1) Market Cap: ~$160bn(1)(2) Market Cap: ~$1.2Tn(3) Market Cap: ~$1.4Tn(3) Market Cap: ~$740mm(1)(4) <1%<1% 6% 3% 1% 1% <1% 13% <1% 15% 20% 25% 31% 29% 31% 35% 70% 79% 44% 84% 79% 30% Retail Institutional Insiders & Sponsors (1) Estimated using Bloomberg Shareholder Data as of July 31, 2019 (2) Includes only companies based in the United States 15 (3) Fidelity Sectors & Industry Overview, July 31, 2019 (4) Includes perpetual preferred stock and “in the money” convertible bonds

CORR has pioneered broad access to deep capital markets $161,000,000 $41,000,000 Revolving Line of Project Level Debt for Credit Pinedale LGS Lead Banks: Prudential Financial BankDebt July 2017 December 2012 $56,300,000 $115,000,000 $73,750,000 $100,000,0001 Series A 7.375% 7% Convertible Bonds Series A 7.375% 5.875% Convertible Cumulative Preferred Cumulative Preferred Bonds Stock Lead Underwriters: Stock Lead Underwriters: Lead Underwriters: Lead Underwriters: JuniorCapital January 2015 June 2015 April 2017 August 2019 $101,660,000 $77,625,000 $89,700,000 $48,587,500 Common Stock Common Stock Common Stock Common Stock Lead Underwriters: Lead Underwriters: Lead Underwriters: Lead Underwriter: CommonStock November 2014 June 2015 December 2012 January 2014 1) Currently in window for initial purchasers to exercise option to purchase up to an additional $20 million, solely to cover over-allotments, if any 16

Terminal value conviction Grand Isle Pinedale LGS MoGas Pipeline Omega Pipeline Gathering System Long-lived assets, critical to tenant operations     Asset Asset Criteria High barriers to entry with Ownership strategic locations     Assets essential to operators’ cash flow support lease renewal expectations Underwriting of terminal value Life of Field Life of Field Market Market Contracts and similar services based on fair value of assets     Asset value based on production estimates of reserve reports /     market values for similar assets Leases enable tenant to purchase Contractual Protections Contractual asset or renew lease at FMV   Tenant may not devalue CORR’s asset, i.e. construct a replacement asset Retain portion of rent payment for reinvestment & debt repayment   Supports sustainable, long-term Dividend     Sustainment dividend CORR targets an AFFO to dividend coverage ratio of 1.5x 17

Corporate structure alignment with investors Corporate Structure External Fee Structure Management Management Fee Agreement • Services provided: Assets Fees • Presents the Company with suitable acquisition opportunities, responsible for the day-to-day operations of the Company and Grand Isle Pinedale Base Fee performs such services and activities relating to the assets and Gathering LGS System operations of the Company as may be appropriate Incentive Fee • Base Fees paid: MoGas Omega Pipeline Pipeline Administration Fee • Quarterly management fee equal to 0.25 percent (1.00 percent annualized) of the value of the Company’s Managed Assets3 as of the end of each quarter CORR Expense Metrics vs. Peer Group1 • Incentive Fees paid: • Quarterly incentive fee of 10 percent of the increase in distributions earned over a threshold distribution equal to $0.625 per share per quarter. The Management Agreement also requires at least half of any incentive fees to be reinvested in the Company’s common stock Administrative Fee • Services provided: • Performs (or oversees or arranges for the performance of) the administrative services necessary for our operation, including without limitation providing us with equipment, clerical, bookkeeping and record keeping services • Fees paid: • 0.04 percent of our aggregate average daily Managed Assets, with a minimum annual fee of $30 thousand 1) Peer group consists of REITs included in the FTSE NAREIT All Equity index under $1BN market cap (excludes HMG, STAR, IIPR, IRET) 2) Gross Asset Value = Asset Value of Investment Properties + Accumulated Depreciation 3) Managed Assets” is defined as Total Assets of CORR minus the initial invested value of non-controlling interests, the value of any hedged derivative assets, any prepaid expenses, all of the accrued liabilities other than deferred taxes and debt entered into for the purposed of leverage 18

Non-GAAP Financial Metrics: FFO/AFFO Reconciliation For the Three Months Ended June 30, 2019 June 30, 2018 Net Income attributable to CorEnergy Stockholders $ 9,824,926 $ 7,810,849 Less: Preferred Dividend Requirements 2,313,780 2,396,875 Net Income attributable to Common Stockholders $ 7,511,146 $ 5,413,974 Add: Depreciation 5,511,274 6,139,171 NAREIT funds from operations (NAREIT FFO) $ 13,022,420 $ 11,553,145 Add: Distributions received from investment securities 285,259 55,714 Less: Net distributions and other income 285,259 55,714 Net realized and unrealized loss on other equity securities — (881,100) Income tax (expense) benefit from investment securities (6,912) 220,500 Funds from operations adjusted for securities investments (FFO) $ 13,029,332 $ 12,213,745 19

Non-GAAP Financial Metrics: FFO/AFFO Reconciliation (cont.) For the Three Months Ended June 30, 2019 June 30, 2018 Add: Transaction costs 88,611 24,615 Amortization of debt issuance costs 281,630 353,637 Amortization of deferred lease costs 22,983 22,983 Accretion of asset retirement obligation 110,993 127,928 Less: Income tax (expense) benefit (55,787) 394,349 Adjusted funds from operations (AFFO) $ 13,589,336 $ 12,348,559 Weighted Average Shares of Common Stock Outstanding: Basic 12,811,171 11,928,297 Diluted 14,934,886 15,382,843 NAREIT FFO attributable to Common Stockholders Basic $ 1.02 $ 0.97 Diluted (1) $ 0.96 $ 0.89 FFO attributable to Common Stockholders Basic $ 1.02 $ 1.02 Diluted (1) $ 0.96 $ 0.94 AFFO attributable to Common Stockholders Basic $ 1.06 $ 1.04 Diluted (2) $ 0.99 $ 0.93 1) Diluted per share calculations include dilutive adjustments for convertible note interest expense, discount amortization and deferred debt issuance amortization. 2) Diluted per share calculations include a dilutive adjustment for convertible note interest expense. 20

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